UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2007

Netlist, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Discovery, Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 435-0025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                          Departure of Directors or Certain Officers

On July 26, 2007, Lee Kim, the Vice President, Chief Financial Officer and Secretary of Netlist, Inc., tendered his resignation from all positions and offices held by him at Netlist, Inc., effective as of August 14, 2007.  On August 1, 2007, Netlist, Inc. issued a Press Release announcing Mr. Kim’s resignation, a copy of which is attached as Exhibit 99.1.

Item 9.01                                          Financial Statements and Exhibits

(d)                                            Exhibits

99.1                           Press Release, dated August 1, 2007, issued by Netlist, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2007	NETLIST, INC.

/s/ Lee Kim
Lee Kim
Vice President,
Chief Financial Officer
and Secretary